Exhibit 32

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

          Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Southwestern Energy Company, a Delaware corporation (the "Company"), does hereby certify that:

          The Annual Report on Form 10-K for the year ended December 31, 2011 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2012	/s/ STEVEN L. MUELLER
Steven L. Mueller
Chief Executive Officer

Dated: February 27, 2012	/s/ GREG D. KERLEY
Greg D. Kerley
Chief Financial Officer